Transamerica Premier Funds

                      Supplement Dated December 17, 2001 to
             Statement of Additional Information Dated May 1, 2001

The following information supplements the Brokerage Allocation section, page 28, of the Statement of Additional Information. This supplement should be read in conjunction with the Statement of Additional Information. The new language is highlighted in bold below.

Brokerage Allocation

Subject to the direction of the Board, the Investment Adviser has responsibility for making a Fund's investment decisions, for effecting the execution of trades for a Fund and for negotiating any brokerage commissions thereon. It is the Investment Adviser's policy to obtain the best price and execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), and other services related to execution; the relative priority given to these factors will depend on all of the circumstances regarding a specific trade.

The Investment Adviser receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Funds. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Funds and other investment companies, services related to the execution of trades in a Fund's securities and advice as to the valuation of securities. THE RESEARCH SERVICES PROVIDED BY BROKERS THROUGH WHICH THE FUNDS EFFECT SECURITIES TRANSACTIONS CAN BE USED BY THE INVESTMENT ADVISER IN SERVICING ALL OF ITS ACCOUNTS AND NOT ALL OF THESE SERVICES MAY BE USED BY THE ADVISER IN CONNECTION WITH THE FUNDS. The Investment Adviser considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction.

Consistent with federal legislation, the Investment Adviser may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. The Investment Adviser's judgment as to whether and how it will obtain the specific brokerage and research services will be based upon its analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect the Investment Adviser's opinion as to which services and which means of payment are in the long-term best interests of the Funds. The Investment Adviser will not effect any brokerage transactions in the Funds' securities with any affiliate of the Company, the Investment Adviser, or the Administrator except in accordance with applicable SEC rules.

SUBJECT TO THE FOREGOING, IN CERTAIN CIRCUMSTANCES, IN SELECTING BROKERAGE FIRMS TO EFFECT THE EXECUTION OF TRADES FOR A FUND, THE INVESTMENT ADVISER MAY ALSO CONSIDER THE ABILITY FOR A BROKER/DEALER TO PROVIDE CLIENT REFERRALS AND TO PROVIDE REBATES OF COMMISSIONS BY A BROKER TO A FUND, OR OTHER ACCOUNT MANAGED BY THE INVESTMENT ADVISER, OR TO A THIRD PARTY SERVICE PROVIDER OF A FUND, OR OTHER ACCOUNT MANAGED BY THE INVESTMENT ADVISER OR TO PAY A FUND OR OTHER ACCOUNT EXPENSE. IN RECOGNITION OF THE VALUE OF THE FOREGOING FACTORS, AND IN THE POSSIBLE RESEARCH OR OTHER SERVICES PROVIDED, THE INVESTMENT ADVISER MAY PLACE FUND TRANSACTIONS WITH A BROKER OR DEALER WITH WHOM IT HAS NEGOTIATED COMMISSION THAT IS IN EXCESS OF COMMISSION ANOTHER BROKER/DEALER WOULD HAVE CHARGED FOR EFFECTING THAT TRANSACTION IF THE INVESTMENT ADVISER DETERMINES IN GOOD FAITH THAT SUCH AMOUNT OF COMMISSION WAS REASONABLE IN RELATION TO THE VALUE OF THE BROKERAGE AND RESEARCH AND/OR OTHER SERVICE PROVIDED BY SUCH BROKER OR DEALER VIEWED IN TERMS OF EITHER THAT PARTICULAR TRANSACTION OR OF THE OVERALL RESPONSIBILITIES OF THE INVESTMENT ADVISER.

Certain executive officers of the Investment Adviser also have supervisory responsibility with respect to the securities of the Investment Adviser's own accounts. In placing orders for the purchase and sale of debt securities for a Fund, the Investment Adviser will normally use its own facilities. A Fund and another fund or another advisory client of the Investment Adviser, or the Investment Adviser itself, may desire to buy or sell the same publicly traded security at or about the same time. In such a case, the purchases or sales will normally be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each. In determining the amounts to be purchased and sold, the main factors to be considered are the respective investment objectives of a Fund and the other funds, the relative size of holdings of the same or comparable securities, availability of cash for investment by a Fund and the other funds, and the size of their respective investment commitments.

During the year ending December 31, 1999, all transactions were allocated to brokers and dealers on the basis of the best execution and no commissions were paid based on research or other services provided.

Over the last three fiscal years all classes of the Funds have paid the following brokerage commissions:

----------------------------- --------------- ---------------- ---------------
Transamerica Premier Fund          2000            1999             1998
----------------------------- --------------- ---------------- ---------------
Aggressive Growth Fund              $165,979         $259,928        $130,175
Equity Fund                         $206,029         $232,238        $401,335
Index Fund                            $9,563           $8,226         $12,428
Small Company Fund                  $276,878         $137,513        $154,732
Value Fund                           $11,917          $18,786         $30,927
Balanced Fund                        $72,910          $42,264         $35,459
Bond Fund                               $150           $1,110            $150
High Yield Bond Fund                  $2,067           $1,379          $1,551
Total                               $745,493         $701,444        $766,757
----------------------------- --------------- ---------------- ---------------

On December 31, 2000, the Premier Aggressive Growth Fund held stock in Charles Schwab Corporation with a value of $10,498,750. The Premier Equity Fund held stock in Charles Schwab Corporation with a value of $17,025,000. The Premier Index Fund held stock in Charles Schwab Corporation with a value of $137,505 , stock in J.P. Morgan & Co., Inc. with a value of $102,610, stock in Lehman Brothers Holdings, Inc. with a value of $58,158, stock in Merrill Lynch & Company Inc. with a value of $190,379, stock in Morgan Stanley Dean Witter & Co. with a value of $323,181, and stock in The Bear Sterns Companies, Inc. with a value of $18,906. The Premier Balanced Fund held stock in Charles Schwab Corporation with a value of $1,404,562, and stock in Merrill Lynch & Company, Inc. with a value of $503,370. In 2000, Goldman Sachs, Charles Schwab & Co., Merrill Lynch, CS First Boston Co., Bank of America Securities, J.P. Morgan, Arlington, Morgan Stanley Dean Witter & Co., Lehman Brothers Inc. and Salomon Smith Barney (a subsidiary of Citigroup Inc.) were among these Funds' regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act of 1940.